Exhibit 10.10

Addendum No. 01 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco - CHESF and Trikem S/A, on 06/02/1998.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER, according to the following clauses:

1st CLAUSE	The subject matter of this Addendum is establishing, for all contractual purposes, the quantities of reserved potency, according to the values and periods included in the attached table, which is an integral part of this Addendum.

TABLE OF POTENCY RESERVE - ENCLOSURE I

Enclosure to the Contract of Potency Reserve and Supply of Electric Power, executed by and between CHESF and TRIKEM S/A on June 02, 1998.

			MONTHLY POTENCY
			RESERVE
PERIOD OF SUPPLY		PERIOD	(VALUES IN KW)
		IN
Item	Month/Year	THE YEAR	Peak	Out of Peak
01	Jan to Apr/97	Wet	170,000	170,000
02	May to Nov/97	Dry	170,000	170,000
03	Dec/97	Wet	170,000	170,000
04	Jan to Apr/98	Wet	165,000	165,000
05	May to Nov/98	Dry	165,000	165,000
06	Dec/98	Wet	165,000	165,000
07	Jan to Apr/99	Wet	165,000	165,000
08	May to Nov/99	Dry	165,000	165,000
09	Dec/99	Wet	165,000	165,000
10	Jan to Apr/00	Wet	165,000	165,000
11	May to Nov/00	Dry	165,000	165,000
12	Dec/00	Wet	165,000	165,000
13	Jan to Apr/01	Wet	165,000	165,000
14	May to Nov/01	Dry	165,000	165,000
15	Dec/01	Wet	165,000	165,000

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO - CHESF

(Signed by) Mozart de Siqueira Campos Araujo, Director President	(Signed by) Paulo de Tarso da Costa, Operations Director

TRIKEM S/A.

(Signed by) Luiz Eduardo Emainé, Manufacturing Vice-President	(Signed by) Carlos Francisco Almeida, Controller

WITNESSES:

(Signed by) Hélcio Dene Colodete, Regional Superintendent	(Signed by) Ana Regina Tavares Cavalcanti, SOC Assistant

TABLE OF POTENCY RESERVE - ENCLOSURE I

Enclosure to the Contract of Potency Reserve and Supply of Electric Power, executed by and between CHESF and TRIKEM S/A on __/__/19____.

			MONTHLY
IOD OF SUPPLY		PERIOD	(VALUES IN KW)
		IN
Item	Month/Year	THE YEAR	Peak	Out of Peak

01	Jan to Apr/98	Wet	165,000	165,000
02	May to Nov/98	Dry	165,000	165,000
03	Dec/98	Wet	165,000	165,000
04	Jan to Apr/99	Wet	165,000	165,000
05	May to Nov/99	Dry	165,000	165,000
06	Dec/99	Wet	165,000	165,000
07	Jan to Apr/00	Wet	165,000	165,000
08	May to Nov/00	Dry	165,000	165,000
09	Dec/00	Wet	165,000	165,000
10	Jan to Apr/01	Wet	165,000	165,000
11	May to Nov/01	Dry	165,000	165,000
12	Dec/01	Wet	165,000	165,000
13	Jan to Apr/02	Wet	165,000	165,000
14	May to Nov/02	Dry	165,000	165,000
15	Dec/02	Wet	165,000	165,000

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO - CHESF

(Signed by) Mozart de Siqueira Campos Araujo, Director President	(Signed by) Paulo de Tarso da Costa, Operations Director

TRIKEM S/A.

(Signed by)
HELCIO DENI COLODETE
CPF: 574642787-04
RG: 357074 - SSP/ES

WITNESSES:

(Signed by) Ana Regina Tavares Cavalcanti, SOC Assistant	(Signed by)Teofilo de Holanda Cavalcanti, DOCM Chief Engineer

The other clauses in the contract hereby appended, remain unchanged with respect to all provisions that do not expressly or implicitly are conflicting herewith.

Being thus agreed, the parties sign this instrument on 3 (three) copies of equal content and configuration, in the presence of the witnesses indicated.

Recife, March 8, 1999

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO - CHESF

(Signed by) Mozart de Siqueira Campos Araujo, Director President	(Signed by) Paulo de Tarso da Costa, Operations Director

TRIKEM S/A.

(Signed by) HELCIO DENI COLODETE CPF: 574642787-04 RG: 357074 - SSP/ES	(Signed by) NEY ANTONIO DE SOUZA SILVA, CPF: 030943088-72 RG: 3414636 - SSP/ES

WITNESSES:

(Signed by) Ana Regina Tavares Cavalcanti, SOC Assistant	(Signed by) Teofilo de Holanda Cavalcanti, DOCM Chief Engineer